UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2019

TransMontaigne Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32505	34-2037221
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

1670 Broadway, Suite 3100, Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

(303) 626-8200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 26, 2019, TransMontaigne Partners L.P., a Delaware limited partnership (“TLP”), held a special meeting of unitholders (the “Special Meeting”), to vote on the proposals identified in the definitive proxy statement dated January 25, 2019, which was first mailed to TLP unitholders on or about January 25, 2019.

As of the close of business on January 28, 2019, the record date for the Special Meeting, there were 16,229,123 TLP common units outstanding and entitled to vote at the Special Meeting. A quorum of 10,473,256 common units was represented in person or by proxy at the Special Meeting. A summary of the voting results for the following proposals, which are described in detail in the definitive proxy statement, is set forth below:

1.   Proposal to approve the Agreement and Plan of Merger, dated as of November 25, 2018, by and among TLP, TransMontaigne GP L.L.C., the general partner of the Partnership (the “General Partner”), TLP Finance Holdings, LLC (“Parent”), TLP Merger Sub, LLC (“Merger Sub”), TLP Acquisition Holdings, LLC (“TLP Holdings”) and, solely for the purposes of Section 6.19 thereof, TLP Equity Holdings, LLC (“Equity Holdings”), and the transactions contemplated thereby, including the merger (the “Merger Proposal”). The Merger Proposal received the affirmative vote of approximately 97.2% of the outstanding common units represented at the Special Meeting in person or by proxy.

Votes For	Votes Against	Votes Abstained	Broker Non- Votes
10,179,188	277,439	16,629	0

2.   Proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Merger Agreement and the Merger at the time of the Special Meeting (the “Adjournment Proposal”). The Adjournment Proposal received the affirmative vote of approximately 96.7% of the outstanding common units represented at the Special Meeting in person or by proxy.

Votes For	Votes Against	Votes Abstained	Broker Non- Votes
9,998,340	314,916	26,167	133,833

No other business properly came before the Special Meeting.

Item 8.01. Other Events.

On February 26, 2019, TLP issued a press release announcing the results of the unitholder vote at the Special Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)              Exhibits

Exhibit Number	Description

99.1	Press Release, dated February 26, 2019, issued by TransMontaigne Partners L.P.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMONTAIGNE PARTNERS L.P.

	By:	TransMontaigne GP L.L.C., its general partner

Date: February 26, 2019	By:	/s/ Michael A. Hammell
	Name:	Michael A. Hammell
	Title:	Executive Vice President, General Counsel and Secretary

3